FINANCIAL INSTRUMENTS (Details-Financial Assets) ¥ in Thousands, $ in Thousands	Jun. 30, 2023 USD ($)	Jun. 30, 2023 CNY (¥)	Dec. 31, 2022 CNY (¥)
Debt instruments at amortized cost:
Accounts receivable: current	$ 7,758	¥ 56,274	¥ 46,760
Accounts receivable: non-current	650	4,714	10,520
Financial assets included in other receivables	10,883	78,943	82,406
Financial assets at fair value through other comprehensive income:
Bills receivable	1,268	9,200	8,500
Total	20,559	149,131	148,186
Total Current	19,909	144,417	137,666
Total Non-current	$ 650	¥ 4,714	¥ 10,520